Sub-Item 77C

               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                    VAN KAMPEN NEW YORK TAX FREE INCOME FUND

A Special Meeting ("Meeting") of Shareholders of Van Kampen New York Tax Free Income Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1) Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

                                                                    Votes     Votes      Broker
Matter                                                 Votes For   Against   Abstain   Non-Votes
------                                                 ---------   -------   -------   ---------
(1) Approve an Agreement and Plan of Reorganization.   3,488,295   108,660   205,288       0

                                                                    Sub-Item 77C

               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                   VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

A Special Meeting ("Meeting") of Shareholders of Van Kampen California Insured Tax Free Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1) Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

                                                                    Votes     Votes      Broker
Matter                                                 Votes For   Against   Abstain   Non-Votes
------                                                 ---------   -------   -------   ---------
(1) Approve an Agreement and Plan of Reorganization.   6,103,404   230,088   542,677       0

                                                                    Sub-Item 77C

               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                     VAN KAMPEN INSURED TAX FREE INCOME FUND

A Special Meeting ("Meeting") of Shareholders of Van Kampen Insured Tax Free Income Fund was held on Tuesday, -May 11, 2010. The Meeting was held for the following purpose:

(1) Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

                                                                      Votes       Votes       Broker
Matter                                                  Votes For    Against     Abstain    Non-Votes
------                                                 ----------   ---------   ---------   ---------
(1) Approve an Agreement and Plan of Reorganization.   32,639,758   1,243,369   1,849,291       0

                                                                    Sub-Item 77C

               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                        VAN KAMPEN MUNICIPAL INCOME FUND

A Special Meeting ("Meeting") of Shareholders of Van Kampen Municipal Income Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1) Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

                                                                     Votes      Votes       Broker
Matter                                                 Votes For    Against    Abstain    Non-Votes
------                                                 ----------   -------   ---------   ---------
(1) Approve an Agreement and Plan of Reorganization.   31,601,760   767,001   2,119,727       0

                                                                   Sub-Item 77C

               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

               VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

A Special Meeting ("Meeting") of Shareholders of Van Kampen Intermediate Term Municipal Income Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)     Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

                                                                                                          Votes           Broker
Matter                                                                Votes For       Votes Against      Abstain         Non-Votes
------                                                                ---------       -------------      -------         ---------
(1)     Approve an Agreement and Plan of Reorganization...............16,066,978         292,534         961,398             0